UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
___________________

FORM 8-K
___________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): October 10, 2018

Investar Holding Corporation
(Exact name of registrant as specified in its charter)

Louisiana	001-36522	27-1560715
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)
7244 Perkins Road
Baton Rouge, Louisiana 70808
(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code: (225) 227-2222

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☑	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☑

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☑

 Item 1.01 Entry into a Material Definitive Agreement.
On October 10, 2018, Investar Holding Corporation (NASDAQ: ISTR) (“Investar”) and its wholly-owned subsidiary, Investar Bank, Baton Rouge, Louisiana (“Investar Bank”) entered into an Agreement and Plan of Reorganization (together with all exhibits thereto, the “Merger Agreement”) with Mainland Bank, Texas City, Texas (“Mainland Bank”). The Merger Agreement provides for the merger of Mainland Bank with and into Investar Bank, with Investar Bank as the entity surviving the merger. Following the merger, Investar Bank will continue as a wholly-owned subsidiary of Investar.
Under the terms of the Merger Agreement, all of the issued and outstanding shares of Mainland Bank common stock will be converted into and represent the right to receive aggregate merger consideration consisting of an aggregate of 763,849 shares of Investar common stock (the “Exchange Pool”), which is subject to adjustment as described below. As a result of the merger, holders of shares of Mainland Bank common stock are expected to receive 3.0389 shares of Investar common stock for each share of Mainland Bank common stock held immediately prior to the merger. Mainland Bank shareholders will receive cash in lieu of fractional shares.
The aggregate merger consideration is subject to a downward adjustment to the extent that the aggregate expenses of Mainland Bank as described in the Merger Agreement (the “Mainland Transaction Expenses”) exceed $1,075,000 (the “Expense Cap”). If the aggregate Mainland Transaction Expenses are more than the Expense Cap, then the Exchange Pool will be reduced by a number of shares of Investar common stock equal to the quotient obtained by dividing: (i) the difference between the Mainland Transaction Expenses and the Expense Cap by (ii) $26.54.
The Merger Agreement contains customary representations and warranties and covenants by the parties. Included among the covenants contained in the Merger Agreement is the obligation of Mainland Bank not to solicit, initiate, encourage or otherwise facilitate any inquiries or other proposals related to, participate in any discussions or negotiations regarding or furnish any nonpublic information related to, any alternative business combination transaction, subject to certain exceptions. In the event that Mainland Bank receives an unsolicited proposal with respect to an alternative business combination transaction that its board of directors determines to be superior to the merger, Investar will have an opportunity to match the terms of such proposal, subject to certain requirements.
The assertions embodied in the representations and warranties contained in the Merger Agreement were made solely for purposes of the Merger Agreement, and may be subject to important qualifications and limitations agreed to by the parties in connection with negotiating terms. Moreover, the representations and warranties are subject to contractual standards of materiality that may be different from what may be viewed as material to shareholders, and the representations and warranties may have been used to allocate risk between Investar, Investar Bank and Mainland Bank, rather than establishing matters as facts. For the foregoing reasons, no one should rely on such representations, warranties, covenants or other terms, provisions or conditions as statements of factual information regarding Investar, Investar Bank or Mainland Bank at the time they were made or otherwise. The representations and warranties of the parties will not survive the closing.
Consummation of the transactions contemplated by the Merger Agreement is subject to various customary conditions, including, without limitation (i) the approval of the shareholders of Mainland Bank, (ii) the receipt of certain regulatory approvals, (iii) the accuracy of the representations and warranties of the parties and compliance by the parties with their respective covenants and obligations under the Merger Agreement (subject to customary materiality qualifiers), and (iv) the absence of a material adverse effect with respect to Mainland Bank, Investar and Investar Bank.
The Merger Agreement contains certain termination rights, including the right, subject to certain exceptions, of either party to terminate the Merger Agreement if the closing has not occurred by June 30, 2019, and the right of Mainland Bank to terminate the Merger Agreement, subject to certain conditions, to accept a business combination transaction deemed by its board of directors to be superior to the proposed merger. The Merger Agreement is subject to termination by either party under certain conditions and provides for the payment of a termination fee of $816,000 payable by Mainland Bank upon termination of the Merger Agreement under certain circumstances.
The foregoing summary of the Merger Agreement is qualified in its entirety by reference to the complete text of the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference in its entirety.
The Merger Agreement has been approved by the boards of directors of each of Investar, Investar Bank and Mainland Bank, and the Merger Agreement has been executed and delivered by each of the parties. Subject to the satisfaction of all closing conditions, including the receipt of all required regulatory and shareholder approvals, the merger is expected to be completed in the first quarter of 2019.

In connection with the execution of the Merger Agreement, certain directors and executive officers of Mainland Bank entered into customary support and voting agreements related to the transaction. The support agreements provide generally that the executing party will not solicit the former employees or customers of Mainland Bank, or otherwise engage in banking activities, for a period of two years following the closing date of the merger, subject to certain exceptions. The voting agreements generally provide that the executing party will vote his or her shares in favor of the Merger Agreement and the transactions contemplated thereby at any meeting of the Mainland Bank shareholders called to consider such transaction(s). The foregoing description of the voting and support agreements do not purport to be complete, and is qualified in its entirety by reference to the forms of voting and support agreements, which are attached hereto as Exhibit 10.1 and Exhibit 10.2, respectively, and which are incorporated by reference herein.
Item 7.01 Regulation FD Disclosure
A press release issued by Investar announcing the transaction is attached as Exhibit 99.1 to this Current Report on Form 8-K.
As provided in General Instruction B.2 to Form 8-K, the information furnished in Exhibit 99.1 of this Current Report on Form 8-K will not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and such information will not be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, regardless of any general incorporation language in such filings.
Forward-Looking Statements
This Current Report on Form 8-K may contain forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements are typically identified by words or phrases such as “may,” “will,” “anticipate,” “estimate,” “expect,” “project,” “intend,” “plan,” “believe,” “target,” “forecast,” and other words and terms of similar meaning. Forward-looking statements involve estimates, expectations, projections, goals, forecasts, assumptions, risks and uncertainties. Investar cautions readers that any forward-looking statement is not a guarantee of future performance and that actual results could differ materially from those contained in the forward-looking statements. Such forward-looking statements include, but are not limited to, statements about the benefits of the proposed merger, including future financial and operating results; Investar’s plans, objectives, expectations and intentions; the expected timing of completion of the transaction and other statements that are not historical facts. Important factors that could cause actual results to differ materially from those indicated by such forward-looking statements include risks and uncertainties relating to: (i) the ability to obtain the requisite shareholder approvals; (ii) the risk that Investar may be unable to obtain governmental and regulatory approvals required to consummate the proposed transaction, or required governmental and regulatory approvals may delay the merger or result in the imposition of conditions that could cause the parties to abandon the merger; (iii) the risk that a condition to closing may not be satisfied; (iv) the timing to consummate the proposed merger; (v) the risk that the businesses will not be integrated successfully; (vi) the risk that the cost savings and any other synergies from the transaction may not be fully realized or may take longer to realize than expected; (vii) disruption from the transaction making it more difficult to maintain relationships with customers, employees or vendors; (viii) the diversion of management time on merger-related issues; and (ix) other factors which Investar discusses or refers to in the “Risk Factors” section of its most recent Annual Report on Form 10-K filed with the Securities and Exchange Commission. Each forward-looking statement speaks only as of the date of the particular statement and Investar undertakes no obligation to update or revise its forward-looking statements, whether as a result of new information, future events or otherwise.
Important Additional Information
This communication shall not constitute an offer to sell, a solicitation of an offer to sell, or the solicitation or an offer to buy any securities. Investors and security holders are urged to carefully review and consider Investar’s public filings with the SEC, including but not limited to its Annual Reports on Form 10-K, its proxy statements, its Current Reports on Form 8-K and its Quarterly Reports on Form 10-Q. The documents filed by Investar with the SEC may be obtained free of charge at Investar’s “Investor Relations” section of its website at www.investarbank.com, or at the SEC’s website at www.sec.gov. Alternatively, these documents, when available, can be obtained free of charge from Investar upon written request to: Attn: Investor Relations, Investar Holding Corporation, P.O. Box 84207, Baton Rouge, Louisiana 70884-4207, or by calling (225) 227-2222.

In connection with the proposed merger transaction, Investar (i) intends to file a registration statement on Form S-4 with the SEC that will include a proxy statement of Mainland Bank and a prospectus of Investar, and (ii) will file other documents regarding the proposed merger transaction with the SEC. BEFORE MAKING ANY VOTING OR INVESTMENT DECISION, INVESTORS AND SECURITY HOLDERS ARE URGED TO CAREFULLY READ THE ENTIRE APPLICABLE REGISTRATION STATEMENT AND PROXY STATEMENT/ PROSPECTUS, AS WELL AS ANY AMENDMENTS OR SUPPLEMENTS TO THESE DOCUMENTS AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SEC, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER TRANSACTION. The applicable proxy statement/prospectus will be sent to the shareholders of Mainland Bank. Investors and security holders will be able to obtain the registration statements and the proxy statement/prospectuses free of charge from the SEC’s website or from Investar by writing to the address provided above.
Investar, Investar Bank, Mainland Bank and their respective directors and executive officers may be deemed to be participants in the solicitation of proxies from the shareholders of Mainland Bank in connection with the proposed merger transaction. Information about Investar’s participants may be found in the definitive proxy statement of Investar relating to its 2018 Annual Meeting of Shareholders filed with the SEC on April 12, 2018. The definitive proxy statement can be obtained free of charge from the sources indicated above. Additional information regarding the interests of such participants will be included in the proxy statement and other relevant documents regarding the proposed merger.
Item 9.01 Financial Statements and Exhibits
(d)    Exhibits

Exhibit Number	Description of Exhibit

2.1	Agreement and Plan of Reorganization, dated October 10, 2018, by and among, Investar Holding Corporation, Investar Bank and Mainland Bank.
10.1	Form of Voting Agreement, dated as of October 10, 2018, by and among Investar Holding Corporation, Mainland Bank and the shareholders party thereto.
10.2	Form of Director Support Agreement, dated as of October 10, 2018, by and among Investar Holding Corporation, Mainland Bank, and the directors of Mainland Bank parties thereto.
99.1	Press release dated October 10, 2018

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

INVESTAR HOLDING CORPORATION

Date: October 10, 2018	By:	/s/ John J. D’Angelo
John J. D’Angelo
President and Chief Executive Officer